UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 3, 2005


           SAVINGS PLAN FOR HOURLY-RATED EMPLOYEES OF BHP COPPER INC.

             (Exact name of registrant as specified in its charter)


           Australia                    001-09526                 000000000
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation or                                    Identification No.)
         organization)

     Level 27
     180 Lonsdale Street
     Melbourne, Victoria 3000
     Australia                                               3000
--------------------------------------                    ----------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (011-61-1300554757)
-------------------------------------------------------------

                None
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act ---- (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act ---- (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Certifying Accountant of Registrant Employee Benefit Plan.

         As previously reported on its current report on Form 8-K dated March 10, 2005, on March 3, 2005, KPMG LLP ("KPMG") was dismissed as the independent registered public accountants ("auditors") of the Savings Plan for Hourly-Rated Employees of BHP Copper Inc. (the "Plan"). The dismissal of KPMG was approved by an authorized officer with respect to the Plan. The Plan does not have a separate board of directors. On March 3, 2005, an authorized officer with respect to the Plan engaged Kraft CPAs PLLC ("Kraft CPAs") as the auditors of the Plan for the fiscal year ending December 31, 2004 to replace KPMG. The decision to dismiss KPMG and to retain Kraft CPAs was based primarily on cost considerations.

         KPMG's reports on the Plan's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Plan's two most recent fiscal years and through March 3, 2005, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its reports. During the two most recent fiscal years and through March 3, 2005, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Plan has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter, dated March 18, 2005, is filed as Exhibit 16.1 to this amended current report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    16.1       Letter to the Securities and Exchange Commission from KPMG LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAVINGS PLAN FOR HOURLY-RATED
                                            EMPLOYEES OF BHP COPPER INC.

                                            By:  /s/  Howard Spiegel
                                                 ------------------------------
                                                 Name:   Howard Spiegel
                                                 Title:  Plan Administrator


DATE:   March 21, 2005

                                  EXHIBIT INDEX


Item No.        Description
--------        -----------
16.1            Letter to the Securities and Exchange Commission from KPMG LLP